SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):    July 30, 1996


                       The Lincoln Telephone and Telegraph Company
                 (Exact name of registrant as specified in its charter)


     Nebraska                        2-39373                   47-0223220
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)

                     1440 M Street, Lincoln, Nebraska  68508
           (Address of principal executive offices including zip code)

                                 (402) 436-5289
                         (Registrant's telephone number)

   Item 5.          Other Events

          On July 30, 1996, The Lincoln Telephone and Telegraph Company (the "Company") filed with the Secretary of State of the State of Delaware a Certificate of Amendment to its Certificate of Incorporation to change the name of the Company to "Aliant Communications Co." effective at 12:01 a.m. on September 3, 1996.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Dated:   July 31, 1996

                              THE LINCOLN TELEPHONE AND
                               TELEGRAPH COMPANY

                              By:  /s/ Michael J. Tavlin
                                   Michael J. Tavlin
                                   Vice President-Treasurer and Secretary